Exhibit 10-1
Execution Version

INCREASED FACILITY ACTIVATION NOTICE—INCREASE OF FIVE-YEAR COMMITMENTS
To:    JPMorgan Chase Bank, N.A.,
as Administrative Agent under the Amended and Restated Credit Agreement referred to below
Reference is made to the Amended and Restated Competitive Advance and Revolving Credit Agreement (as amended as of June 29, 2015, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of August 5, 2013, among TEGNA Inc. (f/k/a Gannett Co., Inc.) (“TEGNA”), the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and other parties party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
This notice is an Incremental Facility Activation Notice referred to in Section 2.1(d) of the Credit Agreement, and TEGNA and each Lender party hereto hereby notify you that:

1.
Each Lender party hereto agrees to increase the amount of its Five-Year Commitment in the amount set forth under such Lender’s name on the signature pages hereof under the caption “Increase of Five-Year Commitments”.

2.
The Facility to be increased is a Five-Year Facility. The commitments contemplated hereby shall constitute Five-Year Commitments for all purposes of the Credit Agreement and all Loans thereunder shall have the same terms as the Five-Year Loans. Each Lender party hereto shall be a Five-Year Lender for all purposes of the Credit Agreement.

3.	The Incremental Facility Closing Date with respect to the increase in Five-Year Commitments is September 26, 2016.

4.	The aggregate principal amount of such increase contemplated hereby is $103,000,000.

5.	The agreement of each Lender party hereto to increase its Five-Year Commitments on the Incremental Facility Closing Date is subject to the satisfaction of the following conditions precedent:

(a)	The Administrative Agent shall have received this notice, executed and delivered by TEGNA and each Lender party hereto.

(b)
After giving effect to the increase in Five-Year Commitments contemplated hereby on the Incremental Facility Closing Date, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties made as of a specific earlier date that shall be true and correct in all material respects as of such date, and (ii) no Default or Event of Default shall have occurred and be continuing.

6.    On the Incremental Facility Closing Date, to the extent there are Five-Year Loans outstanding, each Lender party hereto shall make Five-Year Loans, the proceeds of which will be used to prepay the Five-Year Loans of other Five-Year Lenders so that, after giving effect thereto, the Five-Year Loans outstanding are allocated among the Five-Year Lenders in accordance with their Five-Year Commitment Percentages after giving effect to the increase in Five-Year Commitments contemplated hereby.
7.    On the Incremental Facility Closing Date, each Lender party hereto shall purchase for its own account and risk an undivided interest in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder so that, after giving effect thereto, each L/C Participant shall hold, for its own account and risk, an undivided interest equal to such L/C Participant’s Five-Year Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of September 26, 2016.

TEGNA INC.

By:____/s/ Michael A. Hart___________
Name: Michael A. Hart
Title: Vice President and Treasurer

SUMITOMO MITSUI BANKING CORPORATION,
as Lender increasing its Five-Year Commitments

By:__ /s/ David W. Kee____________
Name: David W. Kee
Title: Managing Director

Increase of Five-Year Commitments
$78,000,000

CITIZENS BANK, N.A.,
as Lender increasing its Five-Year Commitments

By:__ /s/ Barrett D. Bencivenga________
Name: Barrett D. Bencivenga
Title: Managing Director

Increase of Five-Year Commitments
$25,000,000

CONSENTED TO: JPMorgan Chase Bank, N.A., as Administrative Agent

By:___ /s/ Davide Migliardi___________
Name: Davide Migliardi
Title: Vice President

[Incremental Facility Activation Notice]